Exhibit 99.1

[SETTLEMENT] AGREEMENT

This [Settlement] Agreement (this “Agreement”) is made as of the 30th of April, 2009, by and among IMPERIAL PETROLEUM, INC., a Nevada corporation (the “Borrower”), the Lenders (as defined below) party hereto, D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P., a Delaware limited partnership, formerly known as Highbridge/Zwirn Special Opportunities Fund, L.P. (“DBZ”), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the “Collateral Agent”), and DBZ, as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the “Administrative Agent”; and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”), and

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent, Collateral Agent, and the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) are parties to that certain Credit Agreement, dated as of April 13, 2007, as amended by that certain Forbearance Agreement and Amendment Number One to Credit Agreement dated as of March 24, 2008 (as previously amended and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower;

WHEREAS, Borrower, Administrative Agent, Collateral Agent, and the lenders party thereto are parties to that certain Forbearance Agreement, dated as of November 13, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Forbearance Agreement”), pursuant to which the Lenders and Agents have agreed to forbear from enforcing remedies with respect to the Existing Events of Default (as defined in the Forbearance Agreement);

WHEREAS, Borrower, Administrative Agent, Collateral Agent, and the lenders party thereto are parties to that certain Amendment Number One to Forbearance Agreement, dated as of December 19, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Amended Forbearance Agreement”), pursuant to which the Lenders and Agents have agreed to forbear from enforcing remedies with respect to the Existing Events of Default (as defined in the Forbearance Agreement);

WHEREAS, on and subject to the terms and conditions set forth herein, the Agents and Lenders have agreed to settle and discharge all outstanding debts, fees and other obligations of Borrowers with respect to the Credit Agreement, Forbearance Agreement and Amended Forbearance Agreement (collectively referred herein as “the Loan Documents”);

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Settlement of Outstanding Obligations of Borrower. Effective on the Closing Date as herein defined, the Collateral Agent, Administrative Agent and the Lenders hereby discharge all obligations owing or accrued by Borrower in connection with the Loan Documents, including but not limited to all outstanding principal, outstanding or accrued interest payable, administrative fees, engineering fees, royalty payments or any other fees due, owing or accrued under the terms of the Loan Agreements, whether asserted or accrued, subject to delivery of the following:

(a)	Borrower shall have delivered to Collateral Agent, Administrative Agent and the Lenders a Cashier’s check for $25,000.00 representing all cash proceeds from the closing of the sale of certain assets to True North as provided in the Letter of Intent attached hereto as Exhibit “A” (“True North Asset Sale”);

(b)	Borrower shall have instructed True North in writing at the Closing of the True North Asset Sale as provided in Exhibit “A” to deliver assignments of retained interests in the assets sold to True North to Collateral Agent, Administrative Agent and the Lenders in order to vest such retained interests in and to Collateral Agent, Administrative Agent and the Lenders;

(c)	Borrower shall deliver to Collateral Agent, Administrative Agent and the Lenders an assignment of over-riding royalty interest of five percent (5%) in the leases, wells and production at Coquille Bay in the form of assignment attached hereto as Exhibit “B”.

(d)	At Closing, Collateral Agent, Administrative Agent and the Lenders shall deliver executed releases of mortgages and deeds of trust in the form attached hereto as Exhibit “C” and Exhibit “D” for each and every property that is subject to the mortgage and security agreements under the terms of the Loan Agreements.

(e)	Closing shall occur simultaneously with the closing of the True North Asset Sale on or before May 1, 2009 at such place and time as shall be mutually agreed by the Parties hereto.

(f)

Look-Back Provision: During the period following 90 days after Closing, as herein defined, in the event that a third party makes an offer to purchase all of the right, title and interest in and unto the interests of Imperial at Coquille Bay on terms and conditions that are acceptable to Zwirn and contain the Minimum Consideration to be paid to Imperial as herein defined, then Imperial agrees to sell all of its right, title and interest in Coquille Bay and assign or cause to be assigned to Zwirn the proceeds of such sale that exceed the Minimum Consideration to be paid to Imperial or assumed by Buyer on Imperial’s behalf. In the event of such a sale the proceeds paid to Zwirn shall be in exchange for the re-assignment of the overriding royalty interest delivered to Zwirn in the Coquille Bay field at the Closing of this Agreement. The Minimum Consideration to be included in a subsequent sale of the Coquille Bay field and paid to Imperial or discharged on Imperial’s behalf shall be: (1.) assumption by the Buyer of all plugging, abandonment and environmental obligations of Imperial in the Coquille Bay field; (2.) payment to Pearl River or re-imbursement to Imperial, if previously paid by Imperial, of any amounts paid to Pearl River in settlement of its existing lien claims; (3.) reimbursement or assumption of $168,000 in payables net of receivables for the Coquille Bay field; (4.) reimbursement of all amounts paid to the closing of the sale of Cqouille Bay to Westerfield et al in the settlement of lawsuits and subject to the agreement of Westerfield et al to the assignment of such settlement claims and obligations and (5.) reimbursement of all capital costs and expenses (net of revenue received) incurred by Imperial in the development and operation of the Coquille Bay field during the 90 days following the Closing of this Agreement.

2. Representations and Warranties of Borrower. Borrower hereby represents and warrants in favor of each Agent and each Lender as follows:

a. Borrower has the corporate power and authority (i) to enter into this Agreement and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

b. This Agreement has been duly authorized, validly executed and delivered by an authorized officer of Borrower, and constitutes the legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms;

c. The execution and delivery of this Agreement and performance by Borrower under the Loan Documents, as amended from time to time, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over Borrower which has not already been obtained, nor contravene or conflict with the charter documents of Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which such Borrower is party or by which any of its properties are or may become bound;

3. Omitted.

4. Effect on the Loan Agreements. Upon the Closing date as herein provided, the Loan Documents shall terminate.

5. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflicts or choice of law principles thereof.

7. RELEASE BY LOAN PARTIES. BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT: (I) [NEITHER] IT [NOR ANY OF ITS SUBSIDIARIES] HAS [NO] ANY] CLAIM OR CAUSE OF ACTION AGAINST THE AGENTS OR LENDERS (OR ANY OF THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, AFFILIATES OR ATTORNEYS OF THE FOREGOING), (II) EACH AGENT AND EACH LENDER HAS HERETOFORE PROPERLY PERFORMED AND SATISFIED IN A TIMELY MANNER ALL OF ITS OBLIGATIONS TO BORROWER [AND ITS SUBSIDIARIES AND AFFILIATES] AND (III) IT HAS RECEIVED THE ADVICE OF LEGAL COUNSEL WITH REGARD TO THE RELEASES AND WAIVERS CONTAINED HEREIN. FOR AND IN CONSIDERATION OF THIS AGREEMENT AND OTHER GOOD AND VALUABLE CONSIDERATION, BORROWER VOLUNTARILY, KNOWINGLY, UNCONDITIONALLY AND IRREVOCABLY RELEASES, WAIVES AND FOREVER DISCHARGES EACH AGENT AND EACH LENDER, TOGETHER WITH THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, ASSIGNS, SUBSIDIARIES, AFFILIATES, AGENTS, EMPLOYEES AND ATTORNEYS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM: (X) ANY AND ALL LIABILITIES, OBLIGATIONS, DUTIES, PROMISES OR INDEBTEDNESS OF ANY KIND OF THE RELEASED PARTIES TO BORROWER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED AND (Y) ALL CLAIMS, OFFSETS, CAUSES OF ACTION, SUITS OR DEFENSES OF ANY KIND WHATSOEVER (IF ANY), WHICH BORROWER MIGHT OTHERWISE HAVE AGAINST THE RELEASED PARTIES OR ANY OF THEM, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, IN EITHER CASE (X) OR (Y) IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS

ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, OR ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT, OR ON ACCOUNT OF ANY CONDITION, ACT, OMISSION, EVENT, CONTRACT, LIABILITY, OBLIGATION, INDEBTEDNESS, CLAIM, CAUSE OF ACTION, DEFENSE, CIRCUMSTANCE OR MATTER OF ANY KIND WHICH EXISTED, AROSE OR OCCURRED AT ANY TIME FROM THE BEGINNING OF THE WORLD TO THE DATE THIS AGREEMENT BECOMES EFFECTIVE.

8. Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof. Any party delivering an executed counterpart of this Agreement by facsimile transmission or other electronic transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Agreement as of the day and year first written above.

IMPERIAL PETROLEUM, INC.,
a Nevada corporation

By:
Name:
Title:

COLLATERAL AGENT, ADMINISTRATIVE AGENT AND LENDER:

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

By: D.B. ZWIRN PARTNERS, LLC, its general partner

BY: ZWIRN HOLDINGS, LLC, its managing member

By:
Name:
Title:

LENDER:

BERNARD NATIONAL LOAN INVESTORS, LTD.

By:
Name:
Title: